VAUGHAN NELSON SMALL CAP VALUE FUND
                    (FORMERLY CDC NVEST STAR SMALL CAP FUND)

Supplement dated April 20, 2004 to CDC Nvest Star Funds Classes A, B and C Prospectus and CDC Nvest Star Funds Class Y Prospectus, each dated May 1, 2003 (the "Prospectuses"), each as may be supplemented from time to time

Effective immediately, Scott J. Weber joins Mark J. Roach and Chris Wallis as co-portfolio manager of the Vaughan Nelson Small Cap Value Fund. Accordingly, the following paragraph is added to the section of the Prospectuses entitled "Meet the Funds' Portfolio Managers":

SCOTT J. WEBER

Scott J. Weber has co-managed the VAUGHAN NELSON SMALL CAP VALUE FUND since April 2004. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson he was a Vice President from 2001 to 2003 and a Senior Associate from 2000 to 2001 of RBC Capital Markets and an Associate at Deutsche Banc Alex Brown from 1997 to 2000. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University and has over seven years of investment management and financial analysis experience.


















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